Exhibit 10.1

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Statement of Work

To the Agreement between RADIUS HEALTH, INC. (“RADIUS”) and LONZA Sales AG dated 16 of October 2007

Supplemental analytical services

Number	RDS-001-SC003
Product Code/Name	RDS-001 Abaloparatide
Description of the proposed change	Supplemental services requested by Radius: 1) Concentration testing with FG2 on 10 samples from Bioagilytix 2) Reissue CoA of reference standard 8AK1R data with current TG2/FG2 and M-076 methods

Price Agreed	1. [*]€ 2. [*]€ Total: [*]€
Radius	Name: Naveen Palwai Signature: /s/ Naveen Palwai	Date: 02/03/2016
Radius	Name: Wajiha Khan Signature: /s/ Wajiha Khan	Date: 02/03/2016
Lonza Sales AG	Name: Paul Tastenhoye Signature: /s/ Paul Tastenhoye	Date: 29/01/2016
Lonza Sales AG	Name: Frederique Mutterer Signature: /s/ Frederique Mutterer	Date: 29/01/2016

Additional notes: /

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Detailed description of the proposed change

Activity 1: Concentration testing with FG2 on 10 samples from Bioagilytix + issue of an official test report.

Activity 2: Reissue CoA of reference standard 8AK1R data with current TG2/FG2 and M-076 methods

Timescale

By February 5th 2016

Price and Terms of Payment

1. Price

•              Activity 1: [*]€

•               Activity 2: [*]€

•               Total price: [*]€

2.              Payment

100% upon completion

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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.